EXHIBIT 99.1

Teva to Present at the 44th Annual J.P. Morgan Healthcare Conference: Pivot to Growth Strategy Delivering Growth and Transforming through Innovation

Richard Francis, Teva's President and CEO, will present at the 44th Annual J.P. Morgan Healthcare Conference on Tuesday, January 13, 2026, at 8:15 A.M. Pacific Time (11:15 A.M. Eastern Time)

TEL AVIV, Israel, Jan. 11, 2026 (GLOBE NEWSWIRE) -- Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) will present its ongoing transformation and expected growth trajectory through 2030 at the 44th Annual J.P. Morgan Healthcare Conference. Teva’s President and Chief Executive Officer, Richard Francis, will meet with investors and present the Company’s milestones achieved in 2025, transformative initiatives, and forward-looking outlook for 2026 and beyond.

Presentation Highlights:

  Pivot to Growth Strategy Progress: Teva is accelerating its Pivot to Growth strategy, focusing on transforming into a leading innovative biopharmaceutical company through late-stage innovative pipeline, fueled by its world-class generics business.
  Innovation at the Heart of Teva's Transformation: Teva's key innovative brands – AUSTEDO®, AJOVY® and UZEDY® – are already driving its growth and reshaping Teva's financial outlook. Teva’s clinical pipeline assets – olanzapine LAI, DARI (ICS/SABA), duvakitug (anti-TL1A), emrusolmin, and anti-IL-15 – are expected to drive Teva's long-term growth trajectory and further Teva’s transformation.
  2025 Performance: Teva to provide its expected 2025 financial performance.
  2026 and Beyond: In addition, Teva to provide forward-looking outlook for 2026 and beyond, underlining disciplined capital allocation and a commitment to securing an investment-grade credit rating.

Expected 2025 Performance

$ billions, except EPS or as noted	2025 Outlook	Expected 2025 performance relative to Outlook (excluding duvakitug milestones)	Additional contribution from expected duvakitug milestones
Revenues*	$16.8 - $17.0	Lower point of the range	$500M
Operating Margin	~26.2% - 27.1%	Mid to high point of the range	~80%-85%
Adjusted EBITDA	$4.8 - $5.0	Midpoint of the range	~$400M-$430M
Tax Rate	15%-18%	Lower point of the range
Diluted EPS ($)	2.55 - 2.65	Higher point of the range
Free Cash Flow**	$1.6 - $1.9	Higher point of the range	~$500M
Net leverage	~2.5x - 2.9x	Midpoint of the range	~2.5x

Path to achieving 2027 targets and additional 2030 targets

$billionsor as noted	2026	2027	2030
Revenues*	Flat to slightly down vs. 2025	Low-single digit growth	Mid-single digit CAGR
Operating Profit	Growing vs. 2025	30%	>30%
Adjusted EBITDA		Growing vs. 2026	Growing
Free Cash Flow**	Growing vs. 2025	>$2.7	>$3.5
Net Leverage	~2.0-2.2x	<2x	<2x
Cumulative Transformation Programs Savings	~$450M-500M	~$700M

Note: 2026 commentary compared to 2025 results excluding duvakitug milestones, except for net debt leverage calculation.
* Revenues presented on a GAAP basis; all other metrics presented on a non-GAAP basis.
** Free Cash Flow includes cash flow generated from operating activities net of capital expenditures and deferred purchase price cash component collected for securitized trade receivables.

To access a live webcast of the presentation, visit Teva’s Investor Relations website at:  https://ir.tevapharm.com/Events-and-Presentations.

An archived version of the webcast will be available within 24 hours after the end of the live discussion and will be accessible for up to 30 days.

About Teva
Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) is transforming into a leading innovative biopharmaceutical company, enabled by a world-class generics business. For over 120 years, Teva’s commitment to better health has never wavered. From innovating in the fields of neuroscience and immunology to providing complex generic medicines, biosimilars and pharmacy brands worldwide, Teva is dedicated to addressing patients’ needs, now and in the future. At Teva, We Are All In For Better Health. To learn more about how, visit www.tevapharm.com.

Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures as defined by SEC rules. Management believes that such non-GAAP financial measures provide useful information to investors to facilitate their understanding of our business because the non-GAAP financial measures are used by Teva's management and board of directors, in conjunction with other performance metrics, to evaluate the operational performance of the company, to compare against the company's work plans and budgets, and ultimately to evaluate the performance of management; the company’s annual budgets are prepared on a non-GAAP basis; and senior management’s annual compensation is derived, in part, using these non-GAAP measures. Investors should consider the non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. In the case of the non-GAAP financial measures disclosed in this press release, we are not providing comparable forward looking guidance for GAAP financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items including, but not limited to, the amortization of purchased intangible assets, legal settlements and loss contingencies, impairment of long-lived assets and goodwill impairment, without unreasonable effort. These items are uncertain, depend on various factors, and could be material to our results computed in accordance with GAAP.

Teva Cautionary Note Regarding Forward Looking Statements
This Press Release and the presentation at the conference may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our financial guidance, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause our results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. These forward-looking statements include statements concerning our plans, strategies, objectives, future performance and financial and operating targets, and any other information that is not historical information. You can identify these forward-looking statements by the use of words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” "outlook” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance. Important factors that could cause or contribute to such differences include risks relating to: our ability to successfully compete in the marketplace, including: that we are substantially dependent on our generic products; our ability to develop and commercialize additional pharmaceutical products; competition for our innovative medicines; our ability to achieve expected results from investments in our product pipeline; our ability to successfully execute on our Pivot to Growth strategy, including to expand our innovative and biosimilar medicines pipeline and profitably commercialize the innovative medicines and biosimilar portfolio, whether organically or through business development, to sustain and focus our portfolio of generic medicines, and to execute on our organizational transformation and to achieve expected cost savings; and the effectiveness of our patents and other measures to protect our intellectual property rights; our significant indebtedness, which may limit our ability to incur additional indebtedness, engage in additional transactions or make new investments; our business and operations in general; compliance, regulatory and litigation matters; other financial and economic risks; and other factors discussed in this document, in our Quarterly Report on Form 10-Q for the third quarter of 2025 and in our Annual Report on Form 10-K for the year ended December 31, 2024, including in the sections captioned “Risk Factors” and “Forward-looking Statements.” Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements.

Teva Media Inquiries	TevaCommunicationsNorthAmerica@tevapharm.com
Teva Investor Relations Inquiries	TevaIR@Tevapharm.com